UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 10, 2005

ALCOA INC.

(Exact name of Registrant as specified in its charter)

Pennsylvania	1-3610	25-0317820
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

201 Isabella Street, Pittsburgh, Pennsylvania	15212-5858
(Address of Principal Executive Offices)	(Zip Code)

Office of Investor Relations 212-836-2674

Office of the Secretary         412-553-4707

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Acceleration of Vesting of Stock Options

On November 11, 2005, the Compensation and Benefits Committee (the “Committee”) of the Board of Directors of Alcoa Inc. (“Alcoa”), after review by the Audit Committee and the full Board of Directors, approved accelerating the vesting to December 31, 2005 of 11 million unvested stock options granted to employees in 2004 and on January 13, 2005, including such options held by the executive officers named in Alcoa’s proxy statement dated February 22, 2005. The options to purchase Alcoa common stock were granted under the 2004 Alcoa Stock Incentive Plan (the “Plan”) and a predecessor plan (the Alcoa Stock Incentive Plan). The 2004 and 2005 accelerated options have weighted average exercise prices of $35.60 and $29.54, respectively, and in the aggregate represent approximately 12 percent of Alcoa’s total outstanding options. Under the original vesting schedule, the 2004 and 2005 stock options vest 1/3 on the first anniversary of the grant date, 1/3 on the second anniversary of the grant date, and 1/3 on the third anniversary of the grant date.

The decision to accelerate the vesting of the 2004 and 2005 options was made primarily to avoid recognizing the related compensation cost in future financial statements upon the adoption of Statement of Financial Accounting Standards (SFAS) No. 123 (revised 2004) “Share-Based Payment”, which Alcoa will adopt on January 1, 2006 when it is required. Alcoa expects the accelerated vesting of the 2004 and 2005 stock options to reduce its pre-tax stock option compensation expense in 2006 by approximately $35 million and in 2007 by approximately $10 million. The company believes that because the options to be accelerated have exercise prices in excess of the current market price of the common stock, the options have limited economic value at this time and recognition of this expense could overstate the compensation value.

Amendments to 2004 Alcoa Stock Incentive Plan

On November 11, 2005, the Board of Directors approved two amendments to the Plan:

•	an amendment to Section 6(c) of the Plan, providing that the minimum one-year vesting requirement for stock options does not apply to the stock options granted on January 13, 2005. The amendment is required in connection with the accelerated vesting of the 2005 stock options described above; and

•	an administrative amendment to Section 14(d) of the Plan, eliminating the requirement that participants execute an agreement or other instrument evidencing an award. Under the amended provision, an award will be deemed to have been accepted upon its grant subject to all of the applicable terms and conditions of the award, unless the prospective recipient notifies Alcoa within 30 days of the grant that the prospective recipient does not accept the award. The purpose of the amendment is to reduce administrative complexity and reduce costs.

A copy of the Plan as amended through November 11, 2005 is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Updated Forms of Award Agreements under 2004 Alcoa Stock Incentive Plan and Implementation of Equity Choice Feature

On November 10, 2005, the Committee approved updated forms of award agreements (consisting of forms of certificates and terms and conditions) that will apply to stock options, stock awards, performance stock options, and performance share awards granted in January 2006 and future years to Alcoa executive officers and other eligible participants under the Plan. The terms and conditions described in the attached form of award agreement for performance shares also apply to the performance share awards granted in January 2005. The updated forms of award agreements are attached hereto as Exhibits 10.2, 10.3, 10.4, and 10.5, respectively, and are incorporated herein by reference.

In addition, attached hereto as Exhibit 10.6 and incorporated herein by reference is a “Summary Description of the Equity Choice Program for Performance Equity Award Participants”. This summary describes a new equity choice feature as it will apply to Alcoa executive officers and other senior executives, effective for annual grants of stock-based awards under the Plan in 2006 and future years. The equity choice feature will allow eligible participants to choose, within prescribed parameters approved by the Committee, between different combinations of stock-based awards under the Plan.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(b) and (c):

On November 14, 2005, Alcoa announced that Richard B. Kelson, Executive Vice President and Chief Financial Officer, has chosen to retire and Joseph C. Muscari, Executive Vice President – Alcoa and Group President, Rigid Packaging, Foil and Asia, will succeed him in that role, effective January 1, 2006. Mr. Kelson will become Chairman’s Counsel in January 2006 and will continue to advise the company on the transition. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Required biographical information for Mr. Muscari, 59, is contained in the attached press release. Alcoa does not have an employment agreement with Mr. Muscari, except that the Change in Control Severance Plan and form of Executive Severance Agreement previously filed with the Securities and Exchange Commission and described in Alcoa’s proxy statement dated February 22, 2005, apply to Muscari as a key executive of Alcoa and are incorporated herein by reference as Exhibits 99.2 and 99.3, respectively.

Item 8.01.	Other Events.

In addition to the organization changes described under Item 5.02, on November 14, 2005, Alcoa announced that effective January 1, 2006, Helmut Wieser, Vice President – Alcoa and Group President, Mill Products Europe/North America, will become an Executive Vice President of the company and will assume responsibility for the can sheet and hard alloy extrusion businesses and will oversee the company’s business in the Asia Pacific region, with a focus on China and the Australian rolled products business. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Also, on November 14, 2005, Alcoa announced that it has agreed to sell its Southern Graphic Systems, Inc., packaging design and imaging business to Citigroup Venture Capital Equity Partners, LP for approximately $410 million. A copy of the press release is attached hereto as Exhibit 99.4 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following are filed as exhibits to this report:

10.1	2004 Alcoa Stock Incentive Plan, as amended through November 11, 2005.

10.2	Form of Award Agreement for Stock Options, effective January 1, 2006.

10.3	Form of Award Agreement for Stock Awards, effective January 1, 2006.

10.4	Form of Award Agreement for Performance Share Awards, effective January 1, 2006.

10.5	Form of Award Agreement for Performance Stock Options, effective January 1, 2006.

10.6	Summary Description of Equity Choice Program for Performance Equity Award Participants, dated November 2005.

99.1	Alcoa Inc. press release dated November 14, 2005 relating to organization changes.

99.2	Alcoa Inc. Change in Control Severance Plan, incorporated by reference to exhibit 10(z) to the company’s Annual Report on Form 10-K for the year ended December 31, 2001.

99.3	Form of Executive Severance Agreement between Alcoa Inc. and Eligible Key Executives, incorporated by reference to exhibit 10(a) to the company’s Current Report on Form 8-K, dated December 23, 2004.

99.4	Alcoa Inc. press release dated November 14, 2005 relating to Southern Graphic Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALCOA INC.

By:	/s/ Lawrence R. Purtell
Lawrence R. Purtell Executive Vice President and General Counsel

Dated: November 16, 2005

EXHIBIT INDEX

Exhibit No.	Description
10.1	2004 Alcoa Stock Incentive Plan, as amended through November 11, 2005.

10.2	Form of Award Agreement for Stock Options, effective January 1, 2006.

10.3	Form of Award Agreement for Stock Awards, effective January 1, 2006.

10.4	Form of Award Agreement for Performance Share Awards, effective January 1, 2006.

10.5	Form of Award Agreement for Performance Stock Options, effective January 1, 2006.

10.6	Summary Description of Equity Choice Program for Performance Equity Award Participants, dated November 2005.

99.1	Alcoa Inc. press release dated November 14, 2005 relating to organization changes.

99.2	Alcoa Inc. Change in Control Severance Plan, incorporated by reference to exhibit 10(z) to the company’s Annual Report on Form 10-K for the year ended December 31, 2001.

99.3	Form of Executive Severance Agreement between Alcoa Inc. and Eligible Key Executives, incorporated by reference to exhibit 10(a) to the company’s Current Report on Form 8-K, dated December 23, 2004.

99.4	Alcoa Inc. press release dated November 14, 2005 relating to Southern Graphic Systems, Inc.